EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Track Group, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Guy Dubois, member of the Executive Committee, Acting Principal Executive Officer and John R. Merrill, Chief Financial Officer, Principal Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Sec.906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Guy Dubois
Guy Dubois, Member of Executive Committee
(Acting Principal Executive Officer)

By:	/s/ John R. Merrill
John R. Merrill, Chief Financial Officer (Principal Accounting Officer)

Date: May 6, 2016